                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999



I. RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                843,245.32
    Available Funds:
       Contract Payments due and received in this period                                                            4,218,540.39
       Contract Payments due in prior period(s) and received in this period                                           624,981.62
       Contract Payments received in this period for next period                                                      202,106.57
       Sales, Use and Property Tax payments received                                                                   68,790.02
       Prepayment Amounts related to early termination in this period                                                  33,692.60
       Servicer Advance                                                                                               863,272.49
       Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
       Transfer from Reserve Account                                                                                   11,071.21
       Interest earned on Collection Account                                                                           21,929.46
       Interest earned on Affiliated Account                                                                            1,029.53
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                          0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
          < Predecessor contract)                                                                                           0.00
       Amounts paid under insurance policies                                                                                0.00
       Maintenance, Late Charges and any other amounts                                                                 50,958.88

                                                                                                                   -------------
    Total Available Funds                                                                                           6,939,618.09
    Less: Amounts to be Retained in Collection Account                                                                693,066.49
                                                                                                                   -------------
    AMOUNT TO BE DISTRIBUTED                                                                                        6,246,551.60
                                                                                                                   =============


    DISTRIBUTION OF FUNDS:
       1. To Trustee -  Fees                                                                                                0.00
       2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  624,981.62
       3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
             a) Class A1 Principal and Interest                                                                     3,660,194.86
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                                   195,000.00
             a) Class A3 Principal (distributed after A2 Note mature) and Interest                                    325,520.00
             a) Class A4 Principal (distributed after A3 Note matures) and Interest                                   219,862.50
             a) Class A5 Principal (distributed after A4 Note mature) and Interest                                    234,054.83
             b) Class B Principal and Interest                                                                         79,984.46
             c) Class C Principal and  Interest                                                                       161,709.12
             d) Class D Principal and Interest                                                                        109,997.44
             e) Class E Principal and Interest                                                                        149,297.13

       4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                           0.00
       5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization Event in effect)                           121,765.19
             b) Residual Principal (Provided no Restricting or Amortization Event in effect)                          122,215.07
             c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                11,071.21
       6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                  142,707.89
       7. To Servicer, Servicing Fee and other Servicing Compensations                                                 88,190.28
                                                                                                                   -------------
    TOTAL FUNDS DISTRIBUTED                                                                                         6,246,551.60
                                                                                                                   =============

                                                                                                                   -------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        693,066.49
                                                                                                                   =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,511,821.93
     - Add Investment Earnings                                                                                         11,071.21
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
     - Less Distribution to Certificate Account                                                                        11,071.21
                                                                                                                   -------------
End of period balance                                                                                              $2,511,821.93
                                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,511,821.93
                                                                                                                   =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999

III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                             166,588,091.50
                  Pool B                                                              40,346,368.61
                                                                                    ----------------
                                                                                                                     206,934,460.11
Class A Overdue Interest, if any                                                               0.00
Class A Monthly Interest - Pool A                                                        854,918.34
Class A Monthly Interest - Pool B                                                        207,054.72

Class A Overdue Principal, if any                                                              0.00
Class A Monthly Principal - Pool A                                                     2,666,674.16
Class A Monthly Principal - Pool B                                                       905,984.97
                                                                                    ----------------
                                                                                                                       3,572,659.13
Ending Principal Balance of the Class A Notes
                  Pool A                                                             163,921,417.34
                  Pool B                                                              39,440,383.64
                                                                                    ----------------               -----------------
                                                                                                                     203,361,800.98
                                                                                                                   =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $221,020,000     Original Face $221,020,000       Balance Factor
 $ 4.804873                     $ 16.164416                          92.010588%
--------------------------------------------------------------------------------

IV. Class A Note Principal Balance


Beginning Principal Balance of the Class A Notes
                   Class A1                                                           20,914,460.11
                   Class A2                                                           40,000,000.00
                   Class A3                                                           62,400,000.00
                   Class A4                                                           41,000,000.00
                   Class A5                                                           42,620,000.00
                                                                                    ----------------

Class A Monthly Interest                                                                                             206,934,460.11
                   Class A1 (Actual Number Days/360)                                      87,535.73
                   Class A2                                                              195,000.00
                   Class A3                                                              325,520.00
                   Class A4                                                              219,862.50
                   Class A5                                                              234,054.83
                                                                                    ----------------

Class A Monthly Principal
                   Class A1                                                            3,572,659.13
                   Class A2                                                                    0.00
                   Class A3                                                                    0.00
                   Class A4                                                                    0.00
                   Class A5                                                                    0.00
                                                                                    ----------------
                                                                                                                       3,572,659.13
Ending Principal Balance of the Class A2 Notes
                   Class A1                                                           17,341,800.98
                   Class A2                                                           40,000,000.00
                   Class A3                                                           62,400,000.00
                   Class A4                                                           41,000,000.00
                   Class A5                                                           42,620,000.00
                                                                                    ----------------               -----------------
                                                                                                                     203,361,800.98
                                                                                                                   =================

Class A1
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $35,000,000      Original Face $35,000,000        Balance Factor
 $   2.50102                    $   102.07598                        49.548003%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


V. Class B Note Principal Balance

   Beginning Principal Balance of the Class B Notes
                          Pool A                                                       2,840,040.97
                          Pool B                                                         687,837.30
                                                                                    ----------------
                                                                                                                       3,527,878.27

   Class B Overdue Interest, if any                                                            0.00
   Class B Monthly Interest - Pool A                                                      15,359.89
   Class B Monthly Interest - Pool B                                                       3,720.05
   Class B Overdue Principal, if any                                                           0.00
   Class B Monthly Principal - Pool A                                                     45,459.84
   Class B Monthly Principal - Pool B                                                     15,444.68
                                                                                    ----------------
                                                                                                                          60,904.52
   Ending Principal Balance of the Class B Notes
                          Pool A                                                       2,794,581.13
                          Pool B                                                         672,392.62
                                                                                    ----------------                ----------------
                                                                                                                       3,466,973.75
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $3,768,000       Original Face $3,768,000         Balance Factor
 $   5.063678                   $   16.163620                        92.010981%
--------------------------------------------------------------------------------

VI. Class C Note Principal Balance
    Beginning Principal Balance of the Class C Notes
                          Pool A                                                       5,680,882.71
                          Pool B                                                       1,375,873.87
                                                                                    ----------------
                                                                                                                       7,056,756.58

    Class C Overdue Interest, if any                                                           0.00
    Class C Monthly Interest - Pool A                                                     32,120.66
    Class C Monthly Interest - Pool B                                                      7,779.42
    Class C Overdue Principal, if any                                                          0.00
    Class C Monthly Principal - Pool A                                                    90,919.68
    Class C Monthly Principal - Pool B                                                    30,889.36
                                                                                    ----------------
                                                                                                                         121,809.04
    Ending Principal Balance of the Class C Notes
                          Pool A                                                       5,589,963.03
                          Pool B                                                       1,344,984.51
                                                                                    ----------------                ----------------
                                                                                                                       6,934,947.54
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $7,537,000       Original Face $7,537,000         Balance Factor
 $   5.293894                   $   16.161475                        92.012041%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


VII. Class D Note Principal Balance

     Beginning Principal Balance of the Class D Notes
                            Pool A                                                     3,786,721.31
                            Pool B                                                       917,116.40
                                                                                    ----------------
                                                                                                                       4,703,837.71

     Class D Overdue Interest, if any                                                          0.00
     Class D Monthly Interest - Pool A                                                    23,177.89
     Class D Monthly Interest - Pool B                                                     5,613.52
     Class D Overdue Principal, if any                                                         0.00
     Class D Monthly Principal - Pool A                                                   60,613.12
     Class D Monthly Principal - Pool B                                                   20,592.91
                                                                                    ----------------
                                                                                                                          81,206.03
     Ending Principal Balance of the Class D Notes
                            Pool A                                                     3,726,108.19
                            Pool B                                                       896,523.49
                                                                                    ----------------                ----------------
                                                                                                                       4,622,631.68
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $5,024,000       Original Face $5,024,000         Balance Factor
 $   5.730774                   $   16.163621                        92.010981%
--------------------------------------------------------------------------------

VIII. Class E Note Principal Balance
      Beginning Principal Balance of the Class E Notes
                             Pool A                                                    4,735,003.14
                             Pool B                                                    1,146,794.01
                                                                                     ---------------
                                                                                                                       5,881,797.15

      Class E Overdue Interest, if any                                                         0.00
      Class E Monthly Interest - Pool A                                                   38,471.90
      Class E Monthly Interest - Pool B                                                    9,317.70
      Class E Overdue Principal, if any                                                        0.00
      Class E Monthly Principal - Pool A                                                  75,766.40
      Class E Monthly Principal - Pool B                                                  25,741.13
                                                                                     ---------------
                                                                                                                         101,507.53
      Ending Principal Balance of the Class E Notes
                             Pool A                                                    4,659,236.74
                             Pool B                                                    1,121,052.88
                                                                                     ---------------                ----------------
                                                                                                                       5,780,289.62
                                                                                                                    ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $6,282,000       Original Face $6,282,000         Balance Factor
 $   7.607386                   $    16.158473                       92.013525%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


IX. Issuers Residual Principal Balance

    Beginning Residual Principal Balance
                           Pool A                                                      5,691,066.67
                           Pool B                                                      1,378,282.33
                                                                                     ---------------
                                                                                                                       7,069,349.00

    Residual Interest - Pool A                                                            99,567.01
    Residual Interest - Pool B                                                            22,198.18
    Residual Principal - Pool A                                                           91,222.74
    Residual Principal - Pool B                                                           30,992.33
                                                                                     ---------------
                                                                                                                         122,215.07
    Ending Residual Principal Balance
                           Pool A                                                      5,599,843.93
                           Pool B                                                      1,347,290.00
                                                                                     ---------------                ----------------
                                                                                                                       6,947,133.93
                                                                                                                    ================


X. Payment to Servicer

    - Collection period Servicer Fee                                                                                      88,190.28
    - Servicer Advances reimbursement                                                                                    624,981.62
    - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                    142,707.89
                                                                                                                    ----------------
    Total amounts due to Servicer                                                                                        855,879.79
                                                                                                                    ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


XI. Aggregate Discounted Contract Balance

Pool A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                 189,321,806.32

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                3,030,655.93

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                   ----------------
                                                                                                                     186,291,150.39
                                                                                                                    ================

       Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                             2,997,162.66

        - Principal portion of Prepayment Amounts                                                      33,493.27

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                       0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                            0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                     0.00

                                                                                                  ---------------
                                    Total Decline in Aggregate Discounted Contract Balance          3,030,655.93
                                                                                                  ===============


Pool B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  45,852,272.54

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                1,029,645.38

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                   ----------------
                                                                                                                      44,822,627.16
                                                                                                                    ================

       Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                             1,029,645.38

        - Principal portion of Prepayment Amounts                                                           0.00

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                       0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                            0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                     0.00

                                                                                                  ---------------
                                   Total Decline in Aggregate Discounted Contract Balance           1,029,645.38
                                                                                                  ===============

                                                                                                                    ----------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                    231,113,777.55
                                                                                                                    ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


XIII. Cumulative Detail of Substituted Contracts - Prepayments

        Pool A                                                                                        Predecessor
                                                  Discounted                Predecessor               Discounted
        Lease #           Lessee Name             Present Value             Lease #                   Present Value
        -------           -----------             -------------             -------                   -------------
                          NONE








                                                  -------------                                       -------------
                                          Totals:         $0.00                                               $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                              $201,135,070.09
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

Change in any of the above detail during the related Collection Period                                            YES         NO  X


     Pool B                                                                                    Predecessor
                                               Discounted                Predecessor           Discounted
     Lease #          Lessee Name              Present Value             Lease #               Present Value
     -------          -----------              -------------             -------               -------------

                      NONE









                                               -------------                                   -------------
                                        Totals:        $0.00                                           $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                         $50,047,123.17
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                      0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

Change in any of the above detail during the related Collection Period                                           YES          NO   X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

     Pool A - Non-Performing
                                                                                                Predecessor
                                                  Discounted              Predecessor           Discounted
     Lease #           Lessee Name                Present Value           Lease #               Present Value
     -------           -----------                -------------           -------               -------------
                       None










                                                  -------------                                 -------------
                                        Totals:           $0.00                                         $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                     0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                        $251,182,193.26
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

Change in any of the above detail during the related Collection Period                                             YES       NO   X


     Pool B - General Contract Substitution Rights                                              Predecessor
                                                  Discounted              Predecessor           Discounted
     Lease #           Lessee Name                Present Value           Lease #               Present Value
     -------           -----------                -------------           -------               -------------
                       None









                                                  -------------                                 -------------
                                        Totals:           $0.00                                         $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                       $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                         $50,047,123.17
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

Change in any of the above detail during the related Collection Period                                             YES       NO  X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999

XV.    Pool Performance Measurements


1.      Aggregate Discounted Contract Balance

        Contracts Delinquent > 90 days                                     Total Outstanding Contracts
        This Month                                    7,573,510.23         This Month                            231,113,777.55
        1 Month Prior                                 5,716,866.36         1 Month Prior                         235,174,078.86
        2 Months Prior                                1,723,905.24         2 Months Prior                        240,086,830.27

        Total                                        15,014,281.83         Total                                 706,374,686.68

        a) 3 Month Average                            5,004,760.61         b) 3 Month Average                    235,458,228.89

        c) a/b                                               2.13%

2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                       Yes             No     X
                                                                                                           ---------      ---------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                                          Yes             No     X
                                                                                                           ---------      ---------
        B. An Indenture Event of Default has occurred and is then continuing?                          Yes             No     X
                                                                                                           ---------      ---------

4.      Has a Servicer Event of Default occurred?                                                      Yes             No     X
                                                                                                           ---------      ---------


5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                                               Yes             No     X
                                                                                                           ---------      ---------
        B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
             not remedied within 90 days?                                                              Yes             No     X
                                                                                                           ---------      ---------
        C. As of any Determination date, the sum of all defaulted contracts since the Closing date
             exceeds 6% of the ADCB on the Closing Date?                                               Yes             No     X
                                                                                                           ---------      ---------


6.      Aggregate Discounted Contract Balance at Closing Date                                         Balance  $     251,182,193.26
                                                                                                              ----------------------

        DELINQUENT LEASE SUMMARY

               Days Past Due            Current Pool Balance                    # Leases
               -------------            --------------------                    --------
                     31 - 60                    5,071,393.16                          61
                     61 - 90                      415,471.60                           9
                    91 - 180                    7,573,510.23                          11


        Approved By:
        Lisa J. Cruikshank
        Vice President